EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77D:
  Policies with respect to security investments.

EXHIBIT B:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT C:
  Attachment to item 77Q1:
  Exhibits
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EXHIBIT A:
Item 77D

Effective as of March 1, 2001, a sub-advisory change took place for one Fund of the Registrant (the ASAF ProFund Managed OTC Fund, which formerly was named the ASAF Rydex Managed OTC Fund). In connection with the new sub-advisor assuming responsibility for the management of this Fund, a number of changes were made to the investment policies of the Portfolio. The current investment policies of the Registrant's series are described in detail in the Prospectus and Statement of Additional Information for the Registrant included as part of Post-Effective Amendment No. 14 to the Registrant's registration statement filed on March 1, 2001.

The ASAF Founders International Small-Capitalization
Fund increased the market capitalization of the foreign companies in which it invests from $1 billion to $1.5 billion. The ASAF INVESCO Equity Income Fund added disclosure to clarify that the 5% limitation on Portfolio assets invested in the securities of any one company or more than 25% in any one industry is with respect to 75% of the value of its total assets. In addition, the portion of the ASAF American Century Strategic Balanced Fund's fixed income assets that can be invested in high-yield securities or "junk bonds" was increased from 10% to 15%.




EXHIBIT B:
Item 77O

On November 2, 2000, the ASAF Alliance Growth Fund of the Registrant purchased 5,500 shares of Corning Incorporated common stock from Goldman Sachs in an underwritten offering of 30,000,000 shares of such stock in which Donaldson, Lufkin & Jenrette, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $71.25 per share.

On November 15, 2000, the ASAF Marsico Capital Growth
Fund of the Registrant purchased 4,075,273 shares of Adolph
Coors common stock from Morgan Stanley in an underwritten offering of 320,100,000 shares of such stock in which Banc of America Securities, LLC, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $66.69 per share.

On January 11, 2001, the ASAF PIMCO Total Return Bond
Fund of the Registrant purchased 200,000 shares of Daimlerchrysler NA HLDG GLBL common stock from J.P. Morgan
Securities in an underwritten offering of 1,000,000,000 shares of such stock in which Deutsche Bank, and affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $99.69 per share.

At its November 30, 2000 and April 10, 2001 meetings, the Registrant's Board of Directors made the determinations required by rule 10f-3 under the Investment Company Act of 1940 for the transactions listed above based on information with regard to compliance with rule 10f-3 and the Registrant's rule 10f-3 procedures that was provided to it by the Funds' Investment Manager, which in turn had been provided to the Investment Manager by each Fund's sub-advisor.




EXHIBIT C:
Item 77 Q. 1

Articles Supplementary of Registrant dated September 8, 2000 is incorporated by reference to Exhibit a(10) to Post-
Effective Amendment No.13 to the Registrant's Registration
Statement filed on December 15, 2000.

Articles of Amendment of Registrant dated September 8, 2000 is incorporated by reference to Exhibit a(11) to Post-
Effective Amendment No.14 to the Registrant's Registration
Statement filed on March 1, 2001.

Articles Supplementary of Registrant dated February 27, 2001 is incorporated by reference to Exhibit a(12) to Post-
Effective Amendment No.14 to the Registrant's Registration
Statement filed on March 1, 2001.

Articles of Amendment of Registrant dated February 27, 2001 is incorporated by reference to Exhibit a(13) to Post-
Effective Amendment No.14 to the Registrant's Registration
Statement filed on March 1, 2001.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF INVESCO Health Sciences Fund is incorporated by reference to Exhibit d(13) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed on March 1, 2001.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF ProFund Managed OTC Fund is incorporated by reference to Exhibit d(14) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed on March 1, 2001.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF T. Rowe Price Tax Managed Fund is incorporated by reference to Exhibit d(17) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed on March 1, 2001.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF Alliance/Bernstein Growth + Value Fund is incorporated by reference to Exhibit d(18) to Post-
Effective Amendment No. 14 to the Registrant's Registration
Statement filed on March 1, 2001.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF Sanford Bernstein Core Value Fund is incorporated by reference to Exhibit d(19) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed on March 1, 2001.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and INVESCO Funds Group,
Inc. with respect to the ASAF INVESCO Health Sciences Fund is incorporated by reference to Exhibit d(37) to Post-
Effective Amendment No. 14 to the Registrant's Registration
Statement filed on March 1, 2001.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and ProFund Advisors LLC with respect to the ASAF ProFund Managed OTC Fund is incorporated by reference to Exhibit d(38) to Post-Effective
Amendment No. 14 to the Registrant's Registration Statement filed on March 1, 2001.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Marsico Capital
Management with respect to the ASAF Marsico Capital Growth
Fund is incorporated by reference to Exhibit d(40) to Post-
Effective Amendment No. 14 to the Registrant's Registration
Statement filed on March 1, 2001.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and T. Rowe Price
Associates, Inc. with respect to the ASAF T. Rowe Price Tax
Managed Fund is incorporated by reference to Exhibit d(41) to Post-Effective Amendment No. 14 to the Registrant's
Registration Statement filed on March 1, 2001.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Alliance Capital
Management L.P. and Sanford C. Bernstein & Co., LLC with respect to the ASAF Alliance/Bernstein Growth + Value Fund is incorporated by reference to Exhibit d(42) to Post-
Effective Amendment No. 14 to the Registrant's Registration
Statement filed on March 1, 2001.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Sanford C. Bernstein &
Co., LLC with respect to the ASAF Sanford Bernstein Core
Value Fund is incorporated by reference to Exhibit d(43) to Post-Effective Amendment No. 14 to the Registrant's
Registration Statement filed on March 1, 2001.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Sanford C. Bernstein & Co., LLC with respect to the ASAF Sanford Bernstein Managed Index 500 Fund is incorporated by reference to Exhibit d(44) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed on March 1, 2001.